UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05617

Taiwan Greater China Fund

(Exact name of registrant as specified in charter)

Bank Tower, Room 1001
205 Dun Hua North Road
Taipei 105, Taiwan
Republic of China
(Address of principal executive offices)           (Zip code)

Brown Brothers Harriman
40 Water Street, P. O. 962047,
Boston, MA 02196-2047
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-617-742-1818

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

TAIWAN GREATER CHINA FUND
www.taiwangreaterchinafund.com
Taiwan Office:
Room 1001, 205 DunHua North Road Taipei, Taiwan, Republic of China Tel: 886-2-2715-2988 Fax: 886-2-2715-3166

Officers and Trustees:
David N. Laux, Chairman and Trustee
Frederick C. Copeland Jr., Vice Chairman and Trustee
Steven R. Champion, President, Chief Executive
    Officer and Portfolio Manager
Tsung-Ming Chung, Trustee and Audit Committee
    Member
Edward B. Collins, Trustee and Audit Committee
    Member
Pedro-Pablo Kuczynski, Trustee
Robert P. Parker, Trustee and Audit Committee
    Member
Cheryl Chang, Chief Financial Officer,
    Treasurer and Secretary

Administrator & Custodian: Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 U.S.A. Tel: (617) 742-1818
Transfer Agent, Paying and Plan Agent: American Stock Transfer & Trust Company 59 Maiden Lane - Plaza Level New York, NY 10038 U.S.A. Telephone: 1-866-624-4110
Investor Relations & Communications: The Altman Group, Inc. 60 East 42nd Street, Suite 405 New York, NY 10165 Telephone: (212) 681-9600
U.S. Legal Counsel: Clifford Chance U.S. LLP 31 West 52nd Street New York, NY 10019-6131 U.S.A. Tel: (212) 878-8000
For information on the Fund, including the NAV, please call toll free 1-800-343-9567.

Dear Stockholders

The rally which began in mid-July extended through year-end 2006 with the Taiwan Stock Exchange index (TAIEX) rising 25.5% in local currency terms during this period. For the full year, the TAIEX rose a healthy 18.7% in NT$ terms, but did not match the extremely robust performance levels of some emerging markets, such as Brazil (32.9%), Russia (71.4%), India (48.8%), and China (135.4%). The New Taiwan dollar appreciated 0.8% against the U.S. dollar during the year.

Fund Performance

The US$ total returns for the fund’s benchmark indexes were very positive for the year, with the Taiwan China Strategy index* returning 20.3% to investors; the MSCI Taiwan index returning 20.0%, and the TAIEX returning 25.4%. The Fund’s stock price rose 24.7% and its net asset value increased 20.4% during the corresponding period. Net asset value total returns for the Fund are net of expenses of 2.55%, tax on cash dividends of 0.71%, and tax on stock dividends of 0.14%. It should be noted that TAIEX’s total returns for 2006 were bolstered by strong gains in domestic, non-technology companies, which are outside the scope of the Fund’s investment strategy. Additionally, the TAIEX does not publish returns that are net of taxes, while the Fund’s net asset value, MSCI Taiwan and the Taiwan China Strategy indices are all net of applicable withholding taxes.

The Fund’s discount to net asset value averaged 7.3% for the year compared to 7.6%, 10.0%, 11.4% and 15.0% for the four previous years, respectively. The lowest closing discount for the year was 1.6% on February 1, and the highest closing discount was 11.2% on September 19.

The Fund’s mean and median trading volumes for the year were 32,486 shares and 22,200 shares respectively, slightly higher than the 30,231 shares and 16,400 shares, respectively, in 2005.

The Fund’s net asset value performance remains highly correlated with the performance of both TAIEX and the MSCI Taiwan index with R2 of 0.91 and 0.96, respectively, since the inception of its China-focused strategy in early 2004.** The Fund’s beta relative to the TAIEX is 1.09, and it is 0.99 relative to the MSCI Taiwan. The Fund continues to produce attractive alphas, defined as excess returns which cannot be explained by the risk level, of 0.07 per week against the TAIEX and 0.09 per week against the MSCI Taiwan index.

Performance Attribution

In May of 2006, the Fund contracted with MSCI Barra*** to provide attribution data from their Aegis Performance Analyst model. The attribution model compares the NT$ returns of the MSCI Taiwan Index with the NT$ returns of the Fund’s portfolio.

For the 12 months ending December 31, 2006, the NT$ gross return for the MSCI Taiwan index in the Aegis model was 20.93% while the portfolio only return for the Fund in the model was 23.63%. This implies that 2.70 percentage points of the return can be attributed to the active management of the Fund. Sector selection contributed about 50% of that active return of the fund during the year. Looking at attribution over a longer period of time, from the end of February 2004 when the Fund implemented its current strategy, sector selection has contributed about 40% of active returns.

Style factors were also major contributors to active return during 2006, providing approximately 47% of active return. Aegis considers 10 style factors such as momentum, size, growth, yield, value, etc. Within total style factors, momentum was the greatest contributor with size being a close second. Since inception, style factors have been less of a feature of active return, contributing only about 24% but momentum and size were again the main individual contributors. In 2006, asset selection was a lesser determinate of active returns, contributing only about 3% of total active returns. However, over the longer period of time, asset selection has contributed about 36% of total active returns in excess of the MSCI Taiwan Index.

Portfolio Valuation Measures

As the Taiwan market has risen, valuations within the portfolio have become richer, but remain relatively low for a high-growth and technology dominated fund. As of year-end, the Fund’s portfolio was composed of companies with a weighted average price-earnings ratio of 18.9, a weighted average price-book ratio of 4.3, a weighted average dividend yield of 3.2%, and a weighted average return on equity of 21.2%.

Taiwan’s Economy

Taiwan’s economy had a strong year in 2006, with the Taiwan Research Institute estimating that GDP growth will come in for the year at 4.4%. Taiwan also reported a 2006 trade surplus of US$21.3 billion, a three year high and the third largest surplus since 1991. Despite the lack of formal diplomatic ties or direct transportation links, Taiwan’s annual trade with China rose by 18% to US$108 billion, according to Chinese government sources. Exports to China grew 16.6% to US$87.1 billion while imports from China of US$20.7 billion were up 25.3% from 2005. Taiwan’s exports to China accounted for slightly over 28% of the country’s total exports. Additionally, during 2006 the Taiwan government approved 1,090 China-bound investment projects for an aggregate of US$7.6 billion. This represented a 27.2% increase over 2005.

Taiwan China Relations

Taiwan and China took significant steps toward improving cross-strait relations during the year. In June, an agreement was signed to allow as many as 168 non-stop charter flights annually during four major public holidays. This extends arrangements made in each of the last two years for such flights during Chinese New Year. Direct cargo charter flights will also be allowed for the first time but are limited to carrying equipment and components for use by Taiwanese factories in China. While a formal agreement is not expected until the first quarter of 2007, Taiwan and China have also been in extensive discussions on allowing up to 30,000 tourists to visit Taiwan monthly. In anticipation of that agreement, Taiwan announced that it would allow limited trading of the renminbi on a trial basis to serve the needs of those tourists.

Taiwan also liberalized its China investment policy in regard to semiconductors as China is a key global market in that industry. In late April, the government allowed the packaging and test industry to make investments in their core business in China. Then in December, it approved the use of 0.18 micron technology in China, an improvement of one generation, as well as approving two long standing applications to construct fabs in China. There also has been much discussion on changing the limits on overall investment in China by Taiwan companies, but the government is still holding to its current policy which is based on a formula allowing investment of approximately 20% up to 40% of capital, depending on the size of company.

Share Repurchase

The Fund announced on January 3, 2007 that it had completed the repurchase of shares in connection with the semi-annual repurchase offer which expired on December 15, 2006. The repurchase price per share was $7.06 (100% of the net asset value per share as determined at the close of regular trading on the Taiwan Stock Exchange on December 29, 2006, to which a 2% repurchase fee was applied, such that the net amount paid was $6.92 per share). Approximately 61.5% of the Fund’s 16,881,479 outstanding shares of common stock on December 15, 2006 were submitted for repurchase with approximately 8.1% of those shares repurchased by the Fund.

Expansion of Investment Strategy and Policy

During the fourth quarter, the Fund purchased shares in Taiwan-related companies listed on the Hong Kong Stock Exchange. Due to restrictions on the level of investment in mainland China imposed on Taiwan incorporated companies, some Taiwan businesses have spun-off their China operations to separate entities and listed them in Hong Kong. Polaris Securities and Standard & Poors have created the Hong Kong Listed Taiwan Company index (POLHK) to track this segment of the market. During the quarter, we added Hong Kong-listed Yue Yuen Industrial Holdings, Foxconn International, and Tingyi Holdings to the portfolio, and we believe these additions improve the risk-return characteristics of the Fund.

Also during the fourth quarter, the Fund’s share- holders approved a fundamental investment policy to allow the Fund to engage in securities lending transactions. We expect to commence such transactions in the first quarter of 2007 and expect them to enhance shareholder value.

We continue to believe that the Fund offers a smart way to invest in China’s booming economy. The superior risk control mechanisms governing the operations and trading of Taiwan-listed companies along with the ability of Taiwan businessmen to adapt to the Chinese market offer investors an attractive alternative for exposure to this dynamic market.

Yours truly,

/s/ Steven R. Champion
Steven R. Champion
President, CEO and Portfolio Manager

January 23, 2007

* Source: MSCI. This information is for internal use only and may not be redistributed or used in connection with creating or offering any securities, financial products or indices. Neither MSCI nor any other third party involved in or related to compiling, computing or creating the MSCI data (the “MSCI Parties”) makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and the MSCI Parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to such data. Without limiting any of the foregoing, in no event shall any of the MSCI Parties have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Taiwan China Strategy Index is a custom index calculated by MSCI for, and as requested by, Taiwan Greater China Fund. To calculate this Index MSCI starts with the MSCI Taiwan Index and then excludes those securities selected by Taiwan Greater China Fund on a quarterly basis based on Taiwan Greater China Fund’s screening criteria. MSCI has no role in developing, reviewing or approving Taiwan Greater China Fund’s investing criteria or the list of companies excluded from the MSCI Taiwan Index by Taiwan Greater China Fund to create the Taiwan China Strategy Index.

** R2 is a measure of the correlation between the dependent and independent variables in a regression analysis. In this report, it measures the extent to which the Fund’s movements can be explained by movements in a benchmark index. The measurement ranges from 0 to 1, where 1 indicates that all movements of the Fund can be explained by movements in the index.

*** Barra, Inc. analytics and data (www.barra.com) were used in the preparation of this report. Copyright 2005 BARRA, INC. All rights reserved. This information may only be used for your internal use and may not be reproduced or redisseminated in any form. This information is provided on an “as is” basis and the use of this information assumes the entire risk of any use it may make or permit to be made of this information. Neither Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information makes any express or implied warranties or representations with respect to such information or the results to be obtained by the use thereof, and Barra, its affiliates and each such other person hereby expressly disclaim all warranties (including, without limitation, all warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall Barra, any of its affiliates or any other person involved in or related to compiling, computing or creating this information have any liability for any direct, indirect, special, incidental, punitive, consequential or any other damages (including, without limitation, lost profits) even if notified of, or if it might otherwise have anticipated, the possibility of such damages.

TAIWAN GREATER CHINA FUND
PORTFOLIO HIGHLIGHTS
SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF DECEMBER 31, 2006

Industry Diversification

Industry	U.S. $ Value	Percent of Net Assets
Computer Systems & Hardware	22,984,197	20.27%
Electronic Components	20,456,738	18.04
Semiconductors	18,916,849	16.68
Plastics	10,644,237	9.39
Steel	8,362,940	7.38
Computer Peripherals/ODM	8,212,734	7.24
Flat-Panel Displays	6,975,487	6.15
Other	6,553,756	5.78
Food	4,145,592	3.66
Cement	3,366,929	2.97
Electrical & Machinery	2,476,357	2.18
Rubber	1,427,072	1.26
Chemicals	1,192,642	1.05
Textiles	1,189,044	1.05
Glass, Paper & Pulp	1,175,672	1.04
Transportation	841,021	0.74
Retailing	467,360	0.41
Communications Equipment	322,057	0.28
Short Term Securities	49,169	0.04
Liabilities, Net of Other Assets	(6,368,588)	(5.61)
Net Assets	$113,391,265	100.00

TAIWAN GREATER CHINA FUND
Schedule of Investments / December 31, 2006
COMMON STOCK — 105.57%
			% of	U.S. Dollar
Cement — 2.97%			Net Assets	Value
1,544,960	shs.	Asia Cement Corp.	1.30	$1,469,765
2,099,185		Taiwan Cement Corp.	1.67	1,897,164
				3,366,929
Chemicals — 1.05%
771,100		Eternal Chemical Co., Ltd.	1.05	1,192,642

Communications Equipment — 0.28%
245,774		D-Link Corp.	0.28	322,057

Computer Peripherals/ODM — 7.24%
1,946,337	*	BenQ Corp.	0.92	1,042,275
384,000	*	Foxconn International Holdings, Ltd.	1.11	1,264,173
97,680		High Tech Computer Corp.	1.71	1,933,456
1,976,119		Lite-on Technology Corp.	2.35	2,671,333
1,076,411		Mitac International Corp.	1.15	1,301,497
				8,212,734
Computer Systems & Hardware — 20.27%
671,325		Acer Inc.	1.24	1,400,911
99,528		Advantech Co., Ltd.	0.32	357,355
2,122,060		Asustek Computer Inc.	5.12	5,808,867
756,496		Compal Electronics Inc.	0.59	674,407
1,807,291		Hon Hai Precision Industry Co., Ltd.	11.37	12,894,960
727,013		Quanta Computer Inc.	1.16	1,318,556
1,181,000	*	Tatung Co., Ltd.	0.47	529,141
				22,984,197
Electrical & Machinery — 2.18%
610,000		Fu Sheng Industrial Co., Ltd.	0.52	597,158
621,000		Teco Electric & Machinery Co., Ltd.	0.28	316,351
2,926,837	*	Walsin Lihwa Corp.	1.38	1,562,848
				2,476,357
Electronic Components — 18.04%
159,000		A-DATA Technology Co., Ltd.	0.64	724,590
330,641		Catcher Technology Co., Ltd.	2.85	3,231,730
221,513		Cheng Uei Precision Industry Co., Ltd.	0.70	791,943
1,508,186		Delta Electronics Inc.	4.28	4,859,741
535,690		Foxconn Technology Co., Ltd.	5.66	6,419,534
31,993		Largan Precision Co., Ltd.	0.54	618,535
94,079		Merry Electronics Co., Ltd.	0.23	256,952
20,178		Motech Industry Co., Ltd.	0.22	248,928
101,000		Nan Ya Printed Circuit Board Corp.	0.61	697,385
119,000		Shin Zu Shing Co., Ltd.	0.72	812,542
963,000		Wintek Corp.	0.81	914,652
1,887,000	*	Yageo Corp.	0.78	880,206
				20,456,738
Flat-Panel Displays — 6.15%
3,330,148		AU Optronics Corp.	4.08	4,629,464
1,245,177		Chi Mei Optoelectronics Corp.	1.11	1,260,997
5,050,951	*	Chunghwa Picture Tubes, Ltd.	0.96	1,085,026
				6,975,487
Food — 3.66%
1,408,000	shs.	Tingyi (Cayman Islands) Holdings Corp.	1.22	$1,377,916
2,775,000		Uni-President Enterprise Corp.	2.44	2,767,676
				4,145,592
Glass, Paper & Pulp — 1.04%
697,154		Taiwan Glass Ind. Corp.	0.53	594,761
1,333,067		Yuen Foong Yu Paper Manufacturing Co., Ltd.	0.51	580,911
				1,175,672
Plastics — 9.39%
1,574,299		Formosa Chemicals & Fiber Corp.	2.32	2,633,011
1,270,983		Formosa Plastics Corp.	1.86	2,110,114
3,541,319		Nan Ya Plastics Corp.	5.21	5,901,112
				10,644,237
Retailing — 0.41%
193,512		President Chain Store Corp.	0.41	467,360

Rubber — 1.26%
1,441,940		Cheng Shin Rubber Ind. Co., Ltd.	1.26	1,427,072

Semiconductors — 16.68%
1,815,304	*	Advanced Semiconductor Engineering Inc.	1.82	2,061,200
235,400		MediaTek Inc.	2.15	2,434,475
138,743		Novatek Microelectronics Corp.	0.55	628,018
754,318		Powerchip Semiconductor Corp.	0.45	509,268
360,000		Realtek Semiconductor Corp.	0.55	619,775
665,332		Siliconware Precision Industries Co., Ltd.	0.92	1,045,388
4,156,746		Taiwan Semiconductor Manufacturing Co., Ltd.	7.59	8,610,457
4,840,861		United Microelectronics Corp.	2.65	3,008,268
				18,916,849
Steel — 7.38%
7,876,149		China Steel Corp.	7.38	8,362,940

Textiles — 1.05%
1,359,515		Far Eastern Textile Ltd.	1.05	1,189,044

Transportation — 0.74%
250,052	*	China Airlines Ltd.	0.10	116,639
279,471		Eva Airways Corp.	0.10	116,211
195,706		Evergreen Marine Corp. (Taiwan), Ltd.	0.10	113,210
182,000		U-Ming Marine Transport Corp.	0.22	248,263
200,572		Wan Hai Lines Ltd.	0.11	123,103
214,227		Yang Ming Marine Transport Corp.	0.11	123,595
				841,021
Other — 5.78%
370,000		Giant Manufacturing Co., Ltd.	0.53	607,470
317,275		Johnson Health Tech Co., Ltd.	2.05	2,327,034
316,000		Merida Industry Co., Ltd.	0.31	351,046
312,519		Nien Made Enterprise Co., Ltd.	0.28	316,490
1,785,345		Pou Chen Corp.	1.79	2,027,182
193,000		Yue Yuen Industrial Holdings, Ltd.	0.54	610,559
168,000		Yung Chi Paint & Varnish Manufacturing Co., Ltd.	0.28	313,975
				6,553,756

TOTAL COMMON STOCK (COST $92,756,953)				119,710,684

SHORT-TERM SECURITIES — 0.04%
Time Deposit — 0.04%
Brown Brothers Harriman—Cayman, 4.65%, Due 01/02/07			0.04	$49,169

TOTAL INVESTMENTS IN SECURITIES AT FAIR VALUE			105.61	119,759,853
(COST $92,806,122)

LIABILITIES (NET OF OTHER ASSETS )			(5.61)	(6,368,588)

NET ASSETS			100.00	$113,391,265

* Non-income producing: These stocks did not pay a cash dividend during the past year.

TAIWAN GREATER CHINA FUND
Statement of Assets and Liabilities
December 31, 2006 (Expressed in U.S. Dollars)
Assets
Investments in securities at fair value (Notes 2B, 2C, 3 and 6):
Common Stock (cost — $92,756,953)	$119,710,684
Short-term securities (cost — $49,169)	49,169
Total investment in securities at fair value (cost — $92,806,122)	119,759,853

Cash	195
Foreign cash (cost — $86,148)	86,148
Office equipment (Note 2D)	18,257
Prepaid expenses and other assets	99,147
Total assets	119,963,600
Liabilities
Payable for fund shares repurchased	5,840,985
Accrued employee salaries and bonus	417,297
Professional fees payable	115,440
Shareholder communication fees payable	76,670
Administration fee payable (Note 4)	59,330
Custodian fee payable (Note 5)	28,326
Trustee fees and expense payable	21,500
Other accrued expenses	12,787
Total liabilities	6,572,335
Net assets	$113,391,265
Components of net assets
Par value of shares of beneficial interest (Note 7)	$160,374
Additional paid-in capital (Note 7)	186,650,748
Accumulated net investment income	48,063,062
Accumulated net realized loss on investments and foreign currency transactions	(109,667,977)
Unrealized net appreciation on investments (Note 6)	26,953,731
Cumulative translation adjustment (Note 2F)	(38,768,673)
Net assets	$113,391,265
Net asset value per share (16,037,406 shares issued and outstanding, par value $0.01)	$7.07

TAIWAN GREATER CHINA FUND
Statement of Operations
For the Year Ended December 31, 2006 (Expressed in U.S. Dollars)

Investment income (Note 2C)
Dividends	$3,872,073
Interest	12,225
3,884,298
Republic of China taxes (Note 2H)	(918,168)
2,966,130
Expenses
Portfolio management expenses:
Personnel expenses	1,221,736
Research expenses	171,593
Rental expenses	59,017
Travel expenses	18,996
Other expenses	24,575
Shareholder communication expenses	383,594
Custodian fee (Note 5)	159,586
Trustee fees and expenses	155,137
Administrative fee (Note 4)	126,203
Audit and tax fee	126,122
Legal fees and expenses	119,781
Insurance expenses	79,955
Other expenses	87,236
2,733,531
Net investment income	232,599
Net realized and unrealized gain (loss) on investments and foreign currencies (Notes 2E and 6)
Net realized gain on:
investments (excluding short-term securities)	5,350,815
foreign currency transactions	104,094
Net realized gain on investments and foreign currency transactions	5,454,909
Net changes in unrealized appreciation /depreciation on:
investments	14,977,468
translation of assets and liabilities in foreign currencies	(607,703)
Net realized and unrealized gain from investments and foreign currencies	19,824,674
Net increase in net assets resulting from operations	$20,057,273

TAIWAN GREATER CHINA FUND
Statements of Changes in Net Assets
For the Years Ended December 31, 2006 and 2005 (Expressed in U.S. Dollars)

	2006	2005
Net increase/decrease in net assets resulting from operations
Net investment income	$232,599	$1,064,783
Net realized gain / loss on investments and foreign currency transactions	5,454,909	(4,290,165)
Unrealized appreciation on investments	14,977,468	17,370,417
Unrealized depreciation on translation of assets and liabilities in foreign currencies	(607,703)	(5,120,285)

Net increase in net assets resulting from operations	20,057,273	9,024,750

Capital share transactions:
Cost of semi-annual repurchase offer (Note 7B)	(11,029,814)	(11,333,291)
Cost of shares repurchased (Note 7A)	—	(9,794,290)
Net capital share transactions	(11,029,814)	(21,127,581)

Net assets, beginning of year	104,363,806	116,466,637

Net assets, end of year	$113,391,265	$104,363,806

TAIWAN GREATER CHINA FUND
Financial Highlights
(Expressed in U.S. Dollars)
	Years Ended December 31,
	2006	2005	2004	2003	2002
Per share operating performance:
Net asset value, beginning of year	5.87	5.37	5.13	4.37	5.40
Net investment income (loss)	0.01	0.05	(0.01)	(0.02)	(0.06)
Net realized and unrealized gain / loss on investments (a)	1.21	0.65	(0.24)	0.73	(1.02)
Net realized and unrealized appreciation / depreciation on translation of foreign currencies (a)	(0.03)	(0.25)	0.26	0.11	0.05
Total from investment operations	1.19	0.45	0.01	0.82	(1.03)
Distributions to Shareholders from:
Net investment income*	—	—	(0.01)	(0.06)	—
Capital Stock Transactions:
Share Tender Offer/Repurchase	0.01	0.05	0.24	—	—
Net asset value, end of year	7.07	5.87	5.37	5.13	4.37
Per share market price, end of year	6.61	5.30	4.90	4.75	4.05
Total investment return (%):
Based on Trust’s market price	24.72	8.16	3.42	18.79	(14.74)
Based on Trust’s net asset value	20.44	9.31	4.94	18.75	(19.07)
U.S. $ return of Taiwan Stock Exchange Index**	20.35	3.03	11.69	35.32	(19.03)
Ratios and supplemental data:
Net assets, end of year (in thousands)	113,391	104,364	116,467	167,801	142,936
Ratio of expenses to average net assets (%)	2.55	2.12	2.79	2.57	2.19
Ratio of net investment income (loss) to average net assets (%)	0.22	0.99	(0.27)	(0.44)	(1.23)
Portfolio turnover ratio (%)	24	16	137	78	107

(a) Cumulative effect of change in accounting principle resulted in a $0.06 reduction in realized gain/loss on investments and foreign currency transactions and a $0.06 increase in unrealized appreciation/depreciation on investments and foreign currency translation during 2004.

* See Note 2G for information concerning the Trust’s distribution policy.

** Returns for the Taiwan Stock Exchange Index are not total returns and reflect only changes in share price, but do not assume that cash dividends were reinvested. The Taiwan Stock Exchange Index is calculated by The Taiwan Stock Exchange Corp.

TAIWAN GREATER CHINA FUND
Notes to Financial Statements / December 31, 2006 (Expressed in U.S. Dollars)

Note 1 — Organization and Acquisition of The Taiwan (R.O.C.) Fund

The Taiwan Greater China Fund (the “Fund” or the “Trust”, formerly known as The R.O.C. Taiwan Fund) is a Massachusetts business trust formed in July 1988 and registered with the U.S. Securities and Exchange Commission as a diversified, closed-end management investment company under the Investment Company Act of 1940. The Trust changed its name from The R.O.C. Taiwan Fund to the Taiwan Greater China Fund on December 29, 2003. The change took effect on the New York Stock Exchange on January 2, 2004.

The Trust was formed in connection with the reorganization (the “Reorganization”) of The Taiwan (R.O.C.) Fund. The Taiwan (R.O.C.) Fund, which commenced operations in October 1983, was established under the laws of the Republic of China as an open-end contractual investment fund pursuant to an investment contract between International Investment Trust Company Limited and the Central Trust of China, as custodian. Pursuant to the Reorganization, which was completed in May 1989, the Trust acquired the entire beneficial interest in the assets constituting The Taiwan (R.O.C.) Fund. On February 23, 2004, the investment contract was terminated and substantially all of the assets held in The Taiwan (R.O.C.) Fund were transferred to the direct account of the Trust. The Trust thereupon converted to internal management and now directly invests in Taiwan as a Foreign Institutional Investor (“FINI”). The Taiwan (R.O.C.) Fund was subsequently liquidated.

As required by the Trust’s Declaration of Trust, if the Trust’s shares trade on the market at an average discount to net asset value per share (“NAV”) of more than 10% in any consecutive 12-week period, the Trust must submit to the shareholders for a vote at its next annual meeting a binding resolution that the Trust be converted from a closed-end to an open-end investment company. The affirmative vote of a majority of the Trust’s outstanding shares is required to approve such a conversion. During the year ended December 31, 2006, the Trust’s shares did not trade at an average discount to NAV in any consecutive 12-week period or more than 10%.

At the Annual Meeting of Shareholders held June 21, 2005, the shareholders approved the adoption by the Trust of an interval fund structure. The Trust now makes semi-annual repurchase offers with respect to its shares (see Note 7B).

On October 31, 2006, the Board of Trustees voted to abrogate the Fund’s policy requiring the Republic of China Securities and Exchange Commission’s (the “ROC FSC”) consent to change certain policies of the Fund.

Note 2 — Summary of Significant Accounting Policies

A — Basis of presentation — The accompanying financial statements of the Trust have been prepared in accordance with U.S. generally accepted accounting principles.

B — Valuation of investments — Common stocks represent securities that are traded on the Taiwan Stock Exchange or the Taiwan over-the-counter market or Hong Kong Stock Exchange. Securities traded on a principal securities exchange are valued at the closing price on such exchange. Short-term investments are valued at amortized cost, which approximates fair value. Under this method, the difference between the cost of each security and its value at maturity is accrued into income on a straight-line basis over the days to maturity. Securities for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, may be fair-valued in good faith pursuant to procedures established by the Board of Trustees.

The Fund may lend portfolio securities up to 33 1/3% of the market value of the Fund’s assets to qualified broker-dealers or institutional investors. All loans of portfolio securities are required to be secured by cash, U.S. government or government agency securities, bank letters of credit, in each case in an amount equal, at the inception of the loan and continuing throughout the life of loan, to 105% of the market value of securities lent, which are marked to market daily. The Fund receives compensation for securities lending activities from interest earned on the invested cash collateral or by loaning the securities for a fee. On January 23, 2007, the Fund entered into a securities lending agency agreement with UBS Securities LLC, a wholly owned indirect subsidiary of UBS AG.

C — Security transactions and investment income —Security transactions are recorded on the date the transactions are entered into (the trade date). Dividend income is recorded on the ex-dividend date, and interest income is recorded on an accrual basis as it is earned.

D — Office equipment — Office equipment is stated at cost less accumulated depreciation. Depreciation is applied from the month such assets were placed into service, using the straight-line method over the respective useful lives of such assets.

E — Realized gains and losses — For U.S. federal income tax purposes and financial reporting purposes, realized gains and losses on securities transactions are determined using the first-in, first-out method and the specific identification method, respectively. For the fiscal year ended December 31, 2006, the Trust utilized $3,573,582 of capital loss carryover with a total loss carryover of $109,667,977 remaining. This capital loss carryover may be used to offset any future capital gains generated by the Trust, and, if unused, $77,665,606 of such loss will expire on December 31, 2009, $16,589,494 of such loss will expire on December 31, 2010, $11,721,463 of such loss will expire on December 31, 2011 and $3,691,414 of such loss will expire on December 31, 2013.

In accordance with federal income tax regulations, the Trust expects to elect to defer passive foreign investment company losses of $379,346 realized on investment transactions from November 1, 2006 through December 31, 2006 and treat them as arising during the fiscal year ending December 31, 2007 for U.S. federal income tax purposes.

F — Foreign currency translation — Substantially all of the Trust’s income is earned, and its expenses are partially paid, in New Taiwan Dollars (“NT$”). The cost and market value of securities, currency holdings, and other assets and liabilities that are denominated in NT$ are reported in the accompanying financial statements after translation into United States Dollars based on the closing market rate for United States Dollars in Taiwan at the end of the year. At December 31, 2006, that rate was NT$32.586 to $1.00. Investment income and expenses are translated at the average exchange rate for the period. Currency translation gains or losses are reported as a separate component of changes in net assets resulting from operations.

The Trust does not separately record that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G — Distributions to shareholders — It is the Trust’s policy to distribute all ordinary income and net capital gains calculated in accordance with U.S. federal income tax regulations. Such calculations may differ from those based on U.S. generally accepted accounting principles. In order to reconcile such differences, accumulated net investment income was increased by $7,169,841, accumulated net realized loss on investments was increased by $391,407, and additional paid in capital was decreased by $6,778,434 to reflect the impact of such differences in accordance with U.S. generally accepted accounting principles. Permanent book to tax differences primarily relate to the treatment of the Trust’s gains from the disposition of passive foreign investment company shares as well as the nondeductibility of net operating losses for U.S. federal income tax purposes. Temporary book to tax differences are primarily due to differing treatments for certain foreign currency losses.

As of December 31, 2006, the components of distributable earnings / (accumulated losses) on a tax basis were as follows:

Undistributed net investment income	$—
Accumulated capital and other losses	(109,667,977)
Unrealized appreciation (depreciation)	25,126,887
$(84,541,090)

H — Taxes — The Trust intends to continue to elect and to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). If the Trust complies with all of the applicable requirements of the Code, it will not be subject to U.S. federal income and excise taxes provided that it distributes all of its investment company taxable income and net capital gains to its shareholders.

The Republic of China (“R.O.C.”) levies a tax at the rate of 20% on cash dividends and interest received by the Trust on investments in R.O.C. securities. In addition, a 20% tax is levied based on par value of stock dividends (except those which have resulted from capitalization of capital surplus) received by the Trust. For the twelve months ended December 31, 2006, total par value of stock dividends received was $769,583.

Realized gains on securities transactions are not subject to income tax in the R.O.C.; instead, a securities transaction tax of 0.3% of the fair value of stocks sold or transferred, is levied. Proceeds from sales of investments are net of securities transaction tax of $124,440 paid for the twelve months ended December 31, 2006.

I— Use of estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements, financial highlights and accompanying notes. Actual results could differ from those estimates.

J— Accounting for Uncertainty in Income Taxes — On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Trust is required to implement FIN 48 no later than June 29, 2007. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

K— Fair Value Measurements — On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

Note 3 — Investment Considerations

Because the Trust concentrates its investments in publicly traded equity issued by R.O.C. corporations, its portfolio involves considerations not typically associated with investing in U.S. securities. In addition, the Trust is more susceptible to factors adversely affecting the R.O.C. economy than a fund not concentrated in these issuers to the same extent. Since the Trust’s investment securities are primarily denominated in New Taiwan Dollars, changes in the relationship of the New Taiwan Dollar to the U.S. Dollar may also significantly affect the value of the investments and the earnings of the Trust.

Note 4 — Administrative Management

Brown Brothers Harriman & Co. (“BBH”) provides administrative and accounting services for the Trust, including maintaining certain books and records of the Trust, and preparing certain reports and other documents required by U.S. federal and/or state laws and regulations. The Trust pays BBH a monthly fee for these services at an annual rate of 0.06% of the NAV of the Trust’s assets up to $200 million, 0.05% of such NAV equal to or in excess of $200 million up to $400 million and 0.04% of such NAV equal to or in excess of $400 million. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000. Out-of-pocket expenses will be billed at the actual amount incurred at the time the goods or service is purchased.

Note 5 — Custodian

BBH serves as custodian of the assets of the Trust. The Trust pays BBH a monthly fee for securities in the Taiwan market at an annual rate of 0.15% of the NAV of the Trust’s assets up to $200 million, 0.13% of such NAV equal to or in excess of $200 million up to $400 million and 0.11% of such NAV equal to or in excess of $400 million. The Trust pays BBH a monthly fee for securities in the Hong Kong market at an annual rate of 0.10% of the Trust’s market value of Hong Kong holdings. The total payment to BBH for administrative and custodial services is subject to a minimum annual fee of $200,000.

Note 6 — Investments in Securities

Purchases and proceeds from sales of securities, excluding short-term investments, for the year ended December 31, 2006, included $25,580,100 for stock purchases and $41,312,227 for stock sales, respectively.

At December 31, 2006, the cost of investments, excluding short-term investments, for U.S. federal income tax purposes was $94,583,797. At December 31, 2006, the unrealized appreciation of $25,126,887 for U.S. federal income tax purposes consisted of $29,601,730 of gross unrealized appreciation and $4,474,843 of gross unrealized depreciation.

Note 7 — Shares of Beneficial Interest

A — The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest or additional classes of other securities. The shares have a par value of $0.01, and no other classes of securities are outstanding at present. The Trust has a repurchase program which allows for the repurchase of up to 10% of the outstanding shares. The share repurchase program commenced on November 1, 2004.

In connection with the share repurchase program referred to above, the Board of Trustees authorized management to repurchase Trust shares in one or more block transactions provided that no block exceeds 500,000 shares on any day, no more than 1,000,000 shares in total are repurchased in block transactions, and that such share repurchases are made on the New York Stock Exchange and in compliance with the safe harbor provided by Rule 10b-18 under the Securities Exchange Act of 1934. This does not increase the overall repurchase authorization and the Trust will continue to make non-block share repurchases under its share repurchase program.

During the year ended December 31, 2005, the Trust repurchased 1,942,600 shares, including block transactions totaling 1,000,000 shares, at an average price per share of $4.99. The weighted average discount per share between the repurchase cost and the net asset value applicable to such shares at the date of repurchase was 6.94%.

During the year ended December 31, 2006, the Trust did not repurchase any shares under this program.

B — The Trust has adopted an interval fund structure pursuant to which it will make semi-annual repurchase offers of its shares of beneficial interest. The percentage of outstanding shares of beneficial interest that the Trust can offer to repurchase in each repurchase offer will be established by the Trust’s Board of Trustees shortly before the commencement of each offer, and will be between 5% and 25% of the Trust’s outstanding shares of beneficial interest. If the repurchase offer is oversubscribed, the Trust may, but is not required to, repurchase up to an additional 2% of shares outstanding.

In December 2005, the Trust accepted 1,974,441 shares for payment at a price of $5.74 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the net asset value per share as determined at the close of regular trading on the Taiwan Stock Exchange on December 30, 2005, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 10% of the Trust’s previously outstanding shares.

In June 2006, the Trust accepted 888,498 shares for payment at a price of $5.84 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the net asset value per share as determined at the close of regular trading on the Taiwan Stock Exchange on June 30, 2006, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

In December 2006, the Trust accepted 844,073 shares for payment at a price of $6.92 per share in accordance with its semi-annual repurchase offer. Pursuant to the semi-annual repurchase offer, the purchase price was equal to 100% of the net asset value per share as determined at the close of regular trading on the Taiwan Stock Exchange on December 29, 2006, to which a 2% repurchase fee was applied. The purchased shares constituted approximately 5% of the Trust’s previously outstanding shares.

At December 31, 2006, 16,037,406 shares were outstanding.

TAIWAN GREATER CHINA FUND

The Fund has obtained an agreement letter from the Offshore Funds Centre of United Kingdom dated January 23, 2007 that its investors do not hold "material interests" in an offshore fund. Therefore the Fund does not need to seek distributing fund status.

Steven R. Champion has been the President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001 to 2003 and Chief Investment Officer of Aetna International from 1997 to 2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C) Fund, predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

New York Stock Exchange Certification

In 2006, the Trust’s Chief Executive Officer provided to the New York Stock Exchange the annual CEO certification regarding the Trust’s compliance with the NYSE’s Corporate Governance listing standards.

Proxy Voting Policy
The Trust’s policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”) unless the Trust’s portfolio manager recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the Trust’s Board of Trustees. A summary of the voting policies followed by ISS may be found on the Trust’s website, http://www.taiwangreaterchinafund.com, and a more detailed description of those policies is available on the website of the Securities and Exchange Commission (the “SEC”), http://www.sec.gov. In addition, information regarding how the Trust voted proxies relating to its portfolio securities during the 12-month period ended June 30, 2006 is available on or through the Trust’s website and on the SEC’s website.

Portfolio Holdings
The Trust provides a complete list of its portfolio holdings in its report to shareholders four times each year, at each quarter end. For the second and fourth quarters, the list of portfolio holdings appears in the Trust’s semi-annual and annual reports to shareholders. For the first and third quarters, the list of portfolio holdings appears in its quarterly reports to shareholders. These reports are available on the Trust’s website. The Trust also files the list of portfolio holdings for the first and third quarters with the SEC on Form N-Q, which can be looked up on the SEC’s website at http://www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-800-SEC-0330.
For additional information regarding the Trust, including additional portfolio manager commentary and portfolio holdings information as of the end of each fiscal quarter please visit our website at http://www.taiwangreaterchinafund.com.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Taiwan Greater China Fund:

We have audited the accompanying statement of assets and liabilities of the Taiwan Greater China Fund (the “Fund”), including the schedule of investments, as of December 31, 2006, and the related statements of operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG

New York, New York
February 16, 2007

Information Concerning Trustees and Officers

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served
Non-Interested Trustees
Tsung-Ming Chung (57) 4F, No.1, Lane 21, Hsing-Hua Road Kwei-Shan Industrial Zone, Taoyuan, Taiwan, R.O.C.	Trustee and Audit Committee Member	Trustee since 2006 and until the 2009 Annual Meeting of Shareholder or the special meeting in lieu thereof

Edward B. Collins (64) China Vest Inc. 160 Sansome Street, 18th Floor, San Francisco, California 94104 U.S.A.	Trustee and Audit Committee Member	Trustee since 2000 and until the 2009 Annual Meeting of Shareholders or the special meeting in lieu thereof
Frederick C. Copeland, Jr. (65) 11 Deer Ridge Road Avon, Connecticut 06001 U.S.A .	Trustee and Vice Chairman	Trustee since May 2004 and until the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof

Pedro-Pablo Kuczynski (68) Chequehuanla 967, San Isidro, Lima, Peru.	Trustee	Trustee since 2006 and until the 2007 Annual Meeting of Shareholders or the special meeting in lieu thereof;
David N. Laux (79) The Hampshire, Apt. 701 1101 N. Elm St. Greensboro, NC 27401 U.S.A.	Trustee and Chairman	Trustee since 1992 and until the 2007 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman since July 2004
Robert P. Parker (65) 101 California Street Suite 2830 San Francisco, California 94111 U.S.A.	Trustee and Audit Committee Member	Trustee since 1998 and until the 2008 Annual Meeting of Shareholders or the special meeting in lieu thereof; and Chairman from February-July 2004
Non-Trustee Officers
Steven R. Champion (61) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	President, Chief Executive Officer and Portfolio Manager	Since February 2004
Cheryl Chang (42) Bank Tower Room 1001 205 Dun Hua North Road Taipei, Taiwan, R.O.C.	Secretary, Treasurer and Chief Financial Officer	Since June 2004

Principal Occupation(s) During the Past Five Years	Other Directorships Held by Director

Chairman and Chief Executive Officer, Dynapak International Technology Corp; Chairman, Systems and Chips, Inc.; Director, Arima Group (technology)	Director, Far Eastern International Bank; Director and Chairman of Audit Committee, Taiwan Mobile Co.; Director and Audit Committee Chairman, Semiconductor Manufacturing International Corporation
Managing Director, ChinaVest Group (venture capital investment), since prior to 2000	Chairman and Director, Medio Stream, Inc.; Chairman and Director, Chic Logistics, Ltd.

Vice Chairman of Far East
National Bank, since 2005;
Principal, Deer Ridge Associates, LLC
(financial consulting), since 2001; President, Chief Executive Officer and Chief Operating Officer, Aetna International, from prior to 2000 to 2001; Executive Vice President, Aetna, Inc. from prior to 2000 to 2001
Far East National Bank, since September 2004
Prime Minister of Peru, from 2005 to 2006; Minister of Economy of Peru from 2001 to 2002, then again from 2004 to 2005.	None

President, US-Taiwan Business Forum, since 2000	None

Chairman, Parker Price Venture Capital, Inc. (formerly known as Allegro Capital, Inc.), since prior to 2000	None

Executive Vice President, Bank of Hawaii, 2001-2003; Chief Investment Officer, Aetna International, from prior to 2000 to 2001	None

Senior Manager, KPMG (Taipei Office), from prior to 2000 to 2004; Assurances and Advisory Unit of International Practice Group, KPMG (Taipei Office), 2000-2004	None

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this report. No substantive amendments were adopted and no waivers were granted with respect to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that Tsung-Ming Chung qualifies as an audit committee financial expert serving on its audit committee. Mr. Chung is independent for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:

	REGISTRANT	INVESTMENT ADVISOR
FY 2005	$67,932	$0
FY 2006	$51,345	$0

(b) AUDIT-RELATED FEES:

	REGISTRANT	INVESTMENT ADVISOR
FY 2005	$0	$0
FY 2006	$0	$0

(c) TAX FEES

	REGISTRANT	INVESTMENT ADVISOR
FY 2005	$23,625	$0
FY 2006	$3,200	$0

NATURE OF AUDIT-RELATED FEES: N/A

NATURE OF TAX FEES: The fees incurred by the registrant related to the preparation of the registrant's federal income and excise tax returns and the provision of tax advice and planning services.

(d) ALL OTHER FEES

	REGISTRANT	INVESTMENT ADVISOR
FY 2005	$0	$0
FY 2006	$0	$0

NATURE OF ALL OTHER FEES: N/A

(e)(1) AUDIT COMMITTEE'S PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X, the audit committee of the registrant's board of trustees approves the engagement of the registrant's accountants before such accountants are engaged to render audit or non-audit services.

(e)(2) PERCENTAGE OF NON-AUDIT SERVICES APPROVED BY THE AUDIT COMMITTEE

All services described in each of paragraphs (b) through (d) of this Item 4 were pre-approved before the engagement by the registrant's audit committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) AGGREGATE NON-AUDIT FEES BILLED BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT FOR SERVICES RENDERED TO THE REGISTRANT AND THE REGISTRANT'S INVESTMENT ADVISER:

	REGISTRANT	INVESTMENT ADVISOR
FY 2005	$23,625	$0
FY 2006	$3,200	$0

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee, which was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

The members of the registrant's audit committee are: Edward B. Collins, Chairman, Robert P. Parker, Frederick C. Copeland, Jr. and Tsung-Ming Chung.

ITEM 6. A Schedule of Investments is included as part of the report to shareholders filed under item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant's policy with regard to voting stocks held in its portfolio is to vote in accordance with the recommendations of Institutional Shareholder Services, Inc. ("ISS") unless the registrant's chief executive officer recommends to the contrary, in which event the decision as to how to vote will be made by the Executive Committee of the registrant's Board of Trustees.

ITEM 8. Portfolio Managers of Closed-End Management Investment Companies.

8(1) Steven R. Champion has been President, Chief Executive Officer and portfolio manager of the Trust since February 2004. He was Executive Vice President of the Bank of Hawaii from 2001-2003 and Chief Investment Officer of Aetna International from 1997-2001. Mr. Champion also previously served as the portfolio manager of The Taiwan (R.O.C.) Fund, and predecessor to the Trust, from 1987 to 1989, and President and portfolio manager of the Trust from 1989 to 1992. Other positions he has held include Vice Chairman of the Bank of San Francisco, Chief International Investment Officer at the Bank of America, and Vice President and Country Manager in Taiwan for Continental Illinois National Bank.

8(2) Not applicable

8(3) As of December 31, 2006, Mr. Champion received a salary pursuant to an employment agreement he has entered into with the Fund. The salary is fixed each year and may be adjusted from year to year based on the performance of the Fund and various other quantitative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees. In addition, Mr. Champion is eligible to receive a bonus for the year ended as of December 31, 2006. Such bonus will be calculated based on the performance of the Fund and various other quantitative and qualitative factors, as determined by the Compensation Committee of the Board of Trustees.

8(4) As of December 31, 2006, Mr. Champion beneficially owned shares in the registrant with a market value between $100,001 - $150,000.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 1 To January 31
February 1 To February 29
March 1 to March 31
April 1 to April 30
May 1 to May 31
June 1 to June 30	888,498(1)	5.84	888,498(1)	0(2)
July 1 to July 31
August 1 to August 31
September 1 to September 30
October 1 to October 31
November 1 to November 30
December 1 to December 31	844,073(1)	6.92	844,073(1)	0(2)

(1) Semi-Annual repurchase offer

(2) The Fund may repurchase up to 2,179,932 shares under its repurchase program commenced November 1, 2004. The repurchase program does not have an expiration date. As of December 31, 2006, 125,032 shares may be purchased under the repurchase program

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report based on their evaluation of such disclosure controls and procedures as required by Rule 30a-3(b) under the Investment Company Act of 1940, as amended and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, such internal controls.

ITEM 12. EXHIBITS.

(a)(1) CODE OF ETHICS REQUIRED BY ITEM 2 OF FORM N-CSR:

See Exhibit 99.CodeEth attached hereto.

(a)(2) CERTIFICATIONS REQUIRED BY RULE 30A-2(A) UNDER THE INVESTMENT COMPANY ACT OF 1940:

See Exhibit 99.Cert attached hereto.

(b) CERTIFICATIONS REQUIRED BY RULE 30A-2(B) UNDER THE INVESTMENT COMPANY ACT OF 1940 AND RULE 13A-14(B) UNDER THE SECURITIES EXCHANGE ACT OF 1934:

See Exhibit 99.906Cert attached hereto.